Exhibit 10.9

NICHOLAS FINANCIAL, INC. Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME

1ST AUTO CHOICE LLC

1ST CHOICE AUTO & TRUCK SALES

1ST CHOICE AUTO LLC

1ST CLASS AUTO SALES

1ST PLACE AUTO SALES, INC

31 W AUTO BROKERS INC

4042 MOTORS LLC

44 AUTO MART

45TH STREET AUTO SALES INC

5 STARR AUTO

A & M CLASSIC AUTO RESTORATION

A & M MOTORS

A.R.J.’S AUTO SALES, INC

AAA AUTOMOTIVE LLC

AACC AUTO CAR SALES, INC

ABBY’S AUTOS, INC.

ABC AUTOTRADER LLC

ACC USED CARS

ACTION DIRECT USA

ACURA OF ORANGE PARK

ADAMS AUTO GROUP

ADAMSON FORD LLC

ADRIAN DODGE CHRYSLER JEEP

ADVANCE AUTO WHOLESALE, INC.

ADVANCED AUTO BROKERS, INC.

AFFORDABLE MOTORS

AFFORDABLE RENTAL SALES

AFFORDABLE USED CARS & TRUCKS

AJ’S AUTO

AL HENDRICKSON TOYOTA

AL PIEMONTE’S ARLINGTON HEIGHT

ALAN BESCO CARS AND TRUCKS

ALB USA AUTO INC

ALBION MOTORS, INC.

ALEX KARRAS LINCOLN

ALFA MOTORS

ALL CREDIT CAR SALES LLC

ALL STATE MOTORS INC

ALLAN VIGIL FORD

ALLEN TURNER AUTOMOTIVE

ALLSTAR AUTO SALES

ALTERNATIVES

ALTO PASS AUTO LLC

AMERICAN FINANCIAL SERVICES &

AMG AUTO SALES INC

ANDERSON AUTOMOTIVE GROUP INC

ANDY CHEVROLET COMPANY

ANDY MOHR BUICK PONTIAC GMC

ANDY MOHR CHEVROLET, INC.

ANDY MOHR NISSAN, INC.

ANDY MOHR SPEEDWAY CHEVROLET

ANDY MOHR TOYOTA

ANN SCHMIDT CHRYSLER

ANTWERPEN CHRYSLER JEEP

DEALER NAME

ANY CREDIT AUTO SALES LLC

APOSTOLAKIS HONDA

APPROVAL AUTO CREDIT INC.

AR MOTORSPORTS INC

ARBOGAST BUICK PONTIAC GMC

ARCH ABRAHAM NISSAN LTD

ARES FINANCIAL SERVICES LLC

ARLINGTON TOYOTA INC.

ARMSTRONG FORD INC

ARRIGO DODGE

ART MOEHN CHEVROLET, CO.

ASHEBORO FORD LINCOLN

ASTRO LINCOLN MERCURY, INC.

ATCHINSON FORD SALES

ATHENS AUTO SALES

ATLANTA CAR CLUB INC

ATLANTA LUXURY MOTORS

ATLANTA LUXURY MOTORS INC

ATLANTA SPORTS & IMPORTS

ATLANTIC BEACH AUTO SALES

ATLANTIC COAST AUTOS

ATLANTIS RENT A CAR AND

AUCTION DIRECT USA

AURORA CHRYSLER PLYMOUTH

AUSTIN MOTORS, INC

AUTO AMERICA

AUTO BANK

AUTO BANK, INC.

AUTO BRITE AUTO SALES

AUTO CITY AT CLAYTON

AUTO CITY LLC

AUTO CORRAL, INC.

AUTO COUNTRY LLC

AUTO CREDIT CENTER INC

AUTO CREDIT OF KENTUCKY

AUTO DIRECT COLUMBUS OH

AUTO ENTERPRISE

AUTO EXCHANGE

AUTO EXPECTATIONS LLC

AUTO EXPRESSIONS

AUTO FINDERS OF VIRGINIA

AUTO FINDERS, INC.

AUTO HOUSE OF SALISBURY INC

AUTO KING

AUTO LAND AUTO SALES INC

AUTO LINE, INC.

AUTO MARKET, INC.

AUTO MART, INC.

AUTO MASTERS

AUTO MAX

AUTO NETWORK, INC.

AUTO PLAZA

AUTO PLAZA FORD

AUTO PLAZA USA

DEALER NAME

AUTO POINT USED CAR SALES

AUTO PROFESSIONAL CAR SALES

AUTO RANCH INC

AUTO RITE, INC

AUTO SELECT

AUTO SOURCE OF GEORGIA

AUTO SPECIALISTS

AUTO SPORT, INC.

AUTO SPOT ORLANDO

AUTO WISE AUTO SALES

AUTO WISE OF SHELBYVILLE

AUTO WORLD

AUTO WORLD

AUTODRIVE, LLC

AUTOHOUSE, US

AUTOLAND

AUTOMAX

AUTOMAX OF LOUISVILLE II

AUTOMOTION

AUTOMOTIVE CONNECTION

AUTOPLEX IMPORT

AUTOPLEX, LLC

AUTOQUICK, INC.

AUTORAMA PREOWNED CARS

AUTOS ONLINE

AUTOVILLE, USA

AUTOWAY FORD OF BRADENTON

AUTOWAY FORD OF ST PETE

AUTOWAY HONDA ISUZU

AUTOWAY LINCOLN-MERCURY

AUTOWISE LLC

AUTOWORLD

AUTOWORLD USA

AVERY AUTO SALES INC

AXELROD PONTIAC

B & B AUTO SALES

B & B TRUCK CORRAL

B & W MOTOR CARS

B & W MOTORS

BACHMAN AUTO GROUP, INC.

BAKARS INC

BALLAS BUICK GMC

BALTIMORE WASHINGTON AUTO

BANK AUTO SALES

BARATTINI QUALITY CARS &

BARBIES AUTOS CORPORATION

BARGAIN SPOT CENTER

BARRETT & SONS USED CARS

BARRETT DODGE-CHRYSLER-JEEP

BARTOW CHEVROLET

BARTOW FORD COMPANY

BASELINE AUTO SALES, INC.

BASIC AUTO SALES

BAY GULF IMPORTS, INC.

DEALER NAME

BBS AUTO SALES

BEAU TOWNSEND FORD

BEDFORD AUTO WHOLESALE

BEDFORD NISSAN INC

BEECHMONT FORD

BELLAMY AUTOMOTIVE GROUP, INC

BELL’S AUTO SALES

BEN DAVIS CHEVROLET OLDSMOBILE

BEREA AUTO MALL

BERGER CHEVROLET

BERT SMITH INTERNATIONAL

BESSEMER AL AUTOMOTIVE LLC

BEST BUY AUTO SALES INC

BEST DEAL AUTO SALES

BEST DEALS ON WHEELS AUTO

BETTEN BAKER CHEVROLET PONTIAC

BICKEL BROTHERS AUTO SALES INC

BIG BLUE AUTOS, LLC

BIG BOYS TOYS FLORIDA LLC

BIG JOHNS CARZ AN TRUCKS

BIG O DODGE OF GREENVILLE, INC

BIGELOW AUTO CENTER

BILL BLACK CHEVROLET,

BILL BRANCH CHEVROLET

BILL BRYAN SUBARU

BILL BUCK CHEVROLET, INC

BILL COLE NISSAN

BILL ESTES CHEVROLET

BILL JACOBS ENTERPRISES INC

BILL KAY CHYRSLER PLYMOUTH OF

BILL MAC DONALD FORD INC

BILL MARINE FORD INC

BILL SEIDLE’S NISSAN, INC.

BILL THOMPSON’S AUTO AGENCY LL

BILLS AUTO SALES & LEASING,LTD

BILL’S CARS & TRUCKS INC

BILLY HOWELL FORD-LINCOLN-

BILLY RAY TAYLOR AUTO SALES

BLACKWELL MOTORS INC

BLAKE HOLLENBECK AUTO SALES IN

BLEECKER CHEVROLET PONTIAC

BLOOMINGTON AUTO CENTER

BLUE BOOK CARS

BLUE PARROT AUTO SALES LLC

BLUE PRINT AUTOMOTIVE GROUP II

BLUE RIDGE MAZDA

BLUE SPRINGS SALES INC

BOB BELL FORD

BOB BOAST DODGE

BOB CALDWELL DODGE COUNTRY INC

BOB DANCE HYUNDAI

BOB DANCE KIA

BOB KING MITSUBISHI

BOB KING’S MAZDA

DEALER NAME

BOB MAXEY LINCOLN-MERCURY

BOB MCDORMAN CHEVROLET, INC

BOB PFORTE MOTORS

BOB ROHRMAN’S INDY SUZUKI

BOB STEELE CHEVROLET INC.

BOB TAYLOR CHEVROLET

BOBB SUZUKI

BOBBY LAYMAN CHEVROLET, INC.

BOBBY MURRAY TOYOTA

BONIFACE HIERS MAZDA

BONITA AUTO CENTER INC

BOOMDOX AUTO GROUP LLC

BORCHERDING ENTERPRISE, INC

BOULEVARD PREOWNED, LLC

BOWDEN MOTORS INC

BRADLEY CHEVROLET, INC.

BRAD’S USED CARS

BRADSHAW ACURA

BRAMLETT PONTIAC INC

BRANDON FORD

BRANDON HONDA

BRANDON MITSUBISHI

BREAKAWAY HONDA

BRECKENRIDGE MOTORS EAST LLC

BREMEN MOTORS

BRENTWOOD AUTO SALES

BREVARD TRUCK & AUTO CENTER

BRIDGE STREET AUTO SALES INC

BRIGHT AUTO SALES LLC

BROCKMAN AUTOMOTIVE

BROMLEY AUTO SALES, LLC

BRONDES FORD MAUMEE LTD

BRONDES FORD, INC

BROTHERS CHEVROLET OLDSMOBILE

BROWN MOTOR SALES

BRUCE WALTERS FORD LINCOLN MER

BUCKEYE FORD LINCOLN MERC OF O

BUCKEYE FORD MERCURY, INC.

BUCKEYE NISSAN, INC.

BUDDY STASNEY’S BUICK PONTIAC

BUDGET CAR SALES OF SW FLORIDA

BUDS AUTO SALES

BURNS CHEVROLET, INC

BURTON’S USED CARS

BUTLER KIA

BUY RIGHT AUTO SALES INC

BUYERS CHOICE AUTO CENTER LLC

BYERLY FORD-NISSAN, INC

BYERS CHRYSLER LLC

BYERS DELAWARE

C & C MOTORS

C & K MOTOR CAR SALES INC

C F AUTO SALES

CALI-HABANA AUTO SALES CORP.

DEALER NAME

CALVARY CARS & SERVICE, INC

CAMPBELL MOTORS, INC.

CANTON CAR COMPLEX

CAPEHARTS WHOLESALE

CAPITAL AUTO BROKERS

CAPITAL BOULEVARD AUTO SALES

CAPITAL CADILLAC HUMMER

CAPITAL CITY IMPORTS

CAPITAL EUROCARS, INC

CAPITAL FORD INC

CAPITAL MOTORS

CAPITOL AUTO

CAR CENTRAL

CAR CHOICE

CAR COLLECTION INC

CAR COLLECTION OF TAMPA INC.

CAR COLLECTION, INC.

CAR CONNECTION

CAR CONNECTION

CAR CORNER

CAR CORRAL

CAR COUNTRY

CAR CREDIT INC

CAR DEALZ

CAR NET USA

CAR SOURCE

CAR SOURCE, LLC.

CAR ZONE

CARCOAST AUTO SALES LLC

CARDINAL CHRYSLER JEEP DODGE

CARDINAL MOTORS INC

CARENA MOTORS, CO.

CARL BLACK BUICK, PONTIAC, GMC

CARN AUTO SALES, INC.

CAROLINA AUTO EXCHANGE

CAROLINA HYUNDAI OF FORT MILL

CAROLINA MOTORCARS

CARPORT SALES & LEASING, INC.

CARRIAGE KIA

CARRIAGE MITSUBISHI

CARRIAGE NISSAN

CARS & CREDIT ASSISTANCE INC

CARS & CREDIT OF FLORIDA

CARS & TRUCKS

CARS 4 U

CARS AND CARS, INC.

CARS DIRECT

CARS OF SARASOTA LLC

CARS TO GO AUTO SALES AND

CARSMART AUTO SALES LLC

CARSMART, INC.

CARTER & ANDERSON MOTORSPORTS

CARZ, INC.

CASCADE AUTO GROUP, LTD

DEALER NAME

CASS BURCH CHRYSLER DAEWOO

CASTLE AUTO OUTLET, LLC

CASTLE USED CARS

CASTRIOTA CHEVROLET GEO INC.

CAVIAR DREAMS LLC

CBS QUALITY CARS, INC.

CECIL CLARK CHEVROLET,INC.

CENTER POINT USED CARS

CENTRAL CAROLINA PRE-OWNED

CENTRAL RALEIGH AUTO SALES

CENTURY BUICK

CENTURY SALES INC

CHAMBERLAIN AUTO SALES INC

CHAMPION CHEVROLET INC.

CHAMPION PREFERRED AUTOMOTIVE

CHEIFS WHOLESALE AUTOS

CHEROKEE HYUNDAI OF KENNESAW L

CHEVROLET BUICK OF QUINCY INC.

CHOICE AUTO SALES

CHRIS LEITH CHEVROLET

CHRIS LEITH DODGE

CHRIS MOTORS AUTO SALES

CHRIS SPEARS PRESTIGE AUTO

CHRONIC INC.

CHRYSLER JEEP OF DAYTON

CHUCK CLANCY DODGE CHRYSLER

CINCINNATI USED AUTO SALES

CIRCLE CITY ENTERPRISES, INC.

CITRUS CHRYSLER JEEP DODGE

CITY CHEVROLET

CITY HYUNDAI

CITY KIA

CITY LINE AUTO & TRUCK

CITY MITSUBISHI

CITY TO CITY AUTO SALES, LLC

CITY USED CARS, INC

CITY VIEW AUTO SALES

CJ’S AUTO STORE

CLARK’S SUNSHINE

CLASSIC ASIAN IMPORTS, LLC

CLASSIC CHEVROLET BMW

CLASSIC FORD LINCOLN MERCURY

CLASSIC LEXUS

CLASSIC SUZUKI OF BIRMINGHAM

CLASSY CYCLES

CLAYDIES AUTO MALL

CLAYTON PRE-OWNED AUTO

CLEARWATER TOYOTA

CLINTON FAMILY FORD

CLONINGER FORD, INC.

COAST TO COAST AUTO SALES

COASTAL AUTO GROUP INC. DBA

COASTAL CARS, INC.

COASTAL MITSUBISHI

COATS AUTO SALES

DEALER NAME

COCONUT CREEK HYUNDAI

COGGIN CHEVROLET AT

COGGIN HONDA

COGGIN NISSAN

COLLEGE CHEVROLET BUICK

COLONIAL PONTIAC

COLUMBUS AUTO RESALE, INC

COLVIN AUTO SALES & SERVICE

CONCOURS AUTO SALES, INC.

CONEXION AUTO SALES

CONSUMER AUTO BROKERS

CORAL PALM AUTO SALES

CORAL SPRINGS OLDSMOBILE, INC

CORKLE AUTO SALES INC

CORLEW CHEVROLET CADILLAC OLDM

CORNERSTONE MOTORS

COUGHLIN AUTOMOTIVE OF

COUGHLIN AUTOMOTIVE- PATASKALA

COUGHLIN CHEVROLET- NEWARK

COUGHLIN FORD OF CIRCLEVILLE

COUNTRY HILL MOTORS INC

COUNTRYSIDE FORD OF CLEARWATER

COURTESY AUTO GROUP INC.

COURTESY CHRYSLER JEEP DODGE

COURTESY FORD

COURTESY NISSAN

COURTESY PALM HARBOR HONDA

COURTESY TOYOTA

COX AUTO SALES

COX CHEVROLET INC

COX CHRYSLER JEEP DODGE

COX MAZDA

CRAIG & BISHOP, INC.

CRAIG & LANDRETH INC

CRAMER TOYOTA OF VENICE

CREDIT UNION REMARKETING

CRENCOR LEASING & SALES

CRESTMONT CADILLAC

CREWS CARS

CRM MOTORS, INC.

CROSS AUTOMOTIVE

CROSSROADS AUTO SALES

CROSSROADS AUTO SALES INC

CROSSROADS CHRYSLER JEEP DODGE

CROSSWALK AUTO

CROWN AUTO DEALERSHIPS INC.

CROWN HONDA

CROWN NISSAN

CROWN NISSAN GREENVILLE

CRYSTAL MOTOR CAR COMPANY, INC

CURRIE MOTORS DRIVERS EDGE

CURRY HONDA

CUSTOM CAR CARE

CUZZ’S AUTOSALES, INC.

DEALER NAME

D & B AUTO BROKERS LLC

D & D MOTORS, INC.

D & R AUTOMOTIVE

DALE JARRETT FORD

DALE JARRETT KIA

DALLAS CPDJ

DAN TOBIN PONTIAC BUICK GMC

DAN TUCKER AUTO SALES

DARBY SOUTH

DARCARS WESTSIDE PRE-OWNED

DAVE EDWARDS HYUNDAI, INC.

DAVID HODGES CARS & TRUCKS INC

DAVID SMITH AUTOLAND, INC.

DAVID WESTCOTT BUICK ISUZU

DAVID’S CARS

DAWSONS AUTO & TRUCK SALES INC

DAYS AUTO SALES INC

DAY’S CHEVROLET

DAYTON ANDREWS DODGE

DAYTON ANDREWS INC.

DAYTONA AUTO SPORT

DAYTONA DODGE

DAYTONA TOYOTA

DEACON JONES AUTO PARK

DEALERGUYCOM, INC.

DEALS FOR WHEELS

DEALS ON WHEELS

DEALS ON WHEELS AUTO MART

DEALZ AUTO TRADE

DEAN SELLERS, INC.

DEAN TEAM BRENTWOOD

DECENT RIDE.COM

DEECO’S AUTO SALES INC

DEER FORD

DELRAY IMPORTS, INC

DELTA TRADE INC

DELUCA TOYOTA INC

DENNIS AUTO POINT

DENNY’S AUTO SALES, INC.

DEREK MOTORCAR CO INC

DESKINS MOTOR CO INC

DESTINYS AUTO SALES

DETROIT II AUTOMOBILES

DEWEY BARBER CHEVROLET

DEWITT MOTORS

DICK BIGELOW CHEVROLET

DICK BROOKS HONDA

DICK MASHETER FORD, INC.

DICK SCOTT DODGE

DICK SCOTT MOTOR MALL INC

DICK SMITH MUTSUBISHI

DIRECT AUTO EXCHANGE, LLC

DIRECT AUTO SOURCE

DIRECT SALES & LEASING

DISCOUNT AUTO OUTLET CORP. OF

DEALER NAME

DISCOUNT AUTO SALES

DISCOVERY AUTO CENTER LLC

DISCOVERY AUTO SALES

DIVINE AUTO SALES

DM MOTORS, INC.

DMC AUTO EXCHANGE

DNH AUTO

DOMESTIC ACQUISITIONS

DON BROWN CHEVROLET, INC.

DON HINDS FORD, INC.

DON JACKSON CHRYSLER DODGE

DON JACKSON IMPORTS CARS INC

DON MEALEY CHEVROLET

DON REID FORD INC.

DON SEELYE DAEWOO

DON SITTS AUTO SALES INC

DORAL HYUNDAI

DORMAN CADILLAC GMC TRUCK INC

DOTSON BROS CHRYS DODGE PLYM

DOUG MARINE MOTORS INC

DOUGLASVILLE KIA

DOWN HOME MOTORS LLC

DOWNEY & WALLACE AUTO SALES

DOWNTOWN BEDFORD AUTO

DOWNTOWN FORD LINCOLN

DOWNTOWN MOTORS

DRAEGER MOTOR SALES, INC.

DREAMS AUTO SALES

DRIVE AWAY AUTO SALES

DRIVE NOW AUTO SALES

DRIVER SEAT AUTO SALES LLC

DRIVERIGHT AUTO SALES, INC.

DRY RIDGE TOYOTA

D’S AUTO OUTLET LLC

DUGAN CHEVROLET PONTIAC

DUNN CHEVROLET OLDS INC.

DURHAM AUTOMOTIVE CO

DUVAL ACURA

EARL TINDOL FORD, INC.

EASLEY MITSUBISHI

EAST ANDERSON AUTO SALES

EAST CHARLOTTE NISSAN

EAST COAST SPORTS AND IMPORTS

EASTGATE MOTORCARS, INC

EASY AUTO SALES

EASY STREET RIDES & RODS LLC

ECONOMIC AUTO SALES INC

ED HARRISON AUTO SALES INC.

ED MORSE AUTO PLAZA

ED SCHMID FORD INC

ED SCHMIDT PONTIAC-GMC

ED TILLMAN AUTO SALES

ED VOYLES HONDA

ED VOYLES HYUNDAI

ED VOYLES MITSUBISHI

DEALER NAME

EDDIE ANDRESON MOTORS

EDDIE AUTO BROKERS

EDDIE CRAIGS EXPRESS

EDDIE PREUITT FORD, INC.

EDGE MOTORS

EDWARDS CHEVROLET CO

EJ’S AUTO WORLD, INC.

EJ’S QUALITY AUTO SALES, INC.

ELHART NISSAN INC

ELITE AUTO SALES

ELITE AUTO SERVICES LLC

ELITE CAR OUTLET INC

ELITE CAR SALES WEST INC

ELITE MOTORCARS

ELITE MOTORS, INC.

ELKIN MOTOR SALES, LLC

ELYRIA FORD

ELYRIA HYUNDAI, INC.

EMERALD COAST AUTO SALES, INC

EMPIRE AUTOMOTIVE GROUP

ENTERPRISE

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE LEASING CO OF

ENTERPRISE LEASING CO OF GA

ENTERPRISE LEASING CO. OF ORL.

ENTERPRISE LEASING COMPANY

ENTERPRISE LEASING COMPANY

ERNEST MOTORS, INC.

ESTERO BAY CHEVROLET INC

EVEREST AUTOMOTIVE GROUP, INC

EXCLUSIVE CARZ AND AUTO

EXECUTIVE AUTO BROKERS

EXPRESS AUTO SALES

EXTREME DODGE DODGE TRUCK

EXTREME IMPORTS

EZ AUTO SALES

FAIRFIELD FORD

FAIRLANE FORD SALES, INC.

FAMILY KIA

FAMILY MOTORS

FANELLIS AUTO

FANNIN LINC, MERC, TOY,

FANTASY AUTOMOTIVES

FBC AUTOMOTIVE LTD

FENWICK MOTORS

FERMAN CHEVROLET

FERMAN CHRYSLER PLYMOUTH

FERMAN NISSAN

FIAT OF SOUTH ATLANTA

FIAT OF WINTER HAVEN

FIDELITY AUTO CREDIT

DEALER NAME

FIELDS CADILLAC-OLDSMOBILE-

FIRKINS C.P.J.S.

FIRKINS NISSAN

FIRST CHOICE AUTOMOTIVE INC

FIRST STOP AUTO SALES

FITZGERALD MOTORS, INC.

FIVE POINTS TOYOTA, INC.

FLAMMER FORD OF SPRINGHILL

FLORENCE AUTO MART INC

FLORIDA AUTO EXCHANGE

FLORIDA GULF COAST, LLC

FLORIDA SELECT PREOWNED

FLOW CHEVROLET LLC

FLOW HONDA

FLOWERS AUTOMOTIVE LLC

FOLGER AUTOMOTIVE, LLC

FORD OF PORT RICHEY

FORT MYERS MITSUBISHI

FORT MYERS TOYOTA INC.

FORT WALTON BEACH

FORT WAYNE ACURA

FORT WAYNE CREDIT CONNECTION I

FORT WAYNE TOYOTA/LEXUS OF

FOUNTAIN AUTO MALL

FOX AUTO SALES

FRANK MYERS AUTO SALES, INC

FRANKART AUTO SALES, LLC

FRANKLIN AUTO EXHANGE

FRANKLIN FAMILY CHEVY BUICK GM

FRED MARTIN FORD

FRED MARTIN MOTOR COMPANY

FREEDOM FORD, INC.

FRENSLEY CHRYSLER PLYMOUTH

FRIDAY’S AUTO SALES, INC.

FRIENDLY FINANCE AUTO SALES

FRIENDLY KIA & ISUZU

FRITZ ASSOCIATES

FRONT ROW MOTORS, II

FRONTIER MOTORS INC

FRONTLINE AUTO SALES

FUCCILLO KIA OF CAPE CORAL

FULTONDALE AUTO SALES

FUTURE AUTOMOTIVE LLC

G GREG AUTO AUCTION

GAINESVILLE DODGE

GAINESVILLE NISSAN

GALARZA MOTORSPORT

GALEANA CHRYSLER PLYMOUTH

GANLEY BEDFORD IMPORTS INC

GANLEY CHEVROLET, INC

GANLEY DODGE

GANLEY EAST, INC

GANLEY HONDA/PONTIAC

GANLEY LINCOLN MERCURY

DEALER NAME

GANLEY, INC

GARY MATHEWS CHRYSLER DODGE

GARY YEOMANS FORD

GASTONIA NISSAN, INC

GATE CITY MOTOR COMPANY, INC.

GATOR CHRYSLER-PLYMOUTH, INC.

GATORLAND TOYOTA

GENE GORMAN & ASSOC. INC. DBA

GEN-X CORP

GEOFF ROGERS AUTOPLEX

GEORGE WEBER CHEVROLET CO

GEORGES ENTERPRISES, INC.

GEORGIA AUTO BROKERS

GERALD DANELY AUTO SALES LLC

GERMAIN FORD

GERMAIN OF SARASOTA

GERMAIN TOYOTA

GERRY WOOD HONDA

GETTEL TOYOTA

GLENBROOK DODGE, INC.

GLENBROOK HYUNDAI

GLENDALE CHRYSLER JEEP INC

GLOBAL MOTORIST

GO! AUTO STORE

GOLDEN OLDIES

GOLLING CHRYSLER JEEP

GOOD MOTOR COMPANY

GOOD MOTOR COMPANY LLC

GOOD PATH AUTO SOCIETY

GOOD TO GO AUTO SALES INC

GORDON CHEVROLET, INC.

GRAHAM AUTO SALES

GRAND 54 AUTO SALES INC.

GRANT MOTORS CORP.

GRASS LAKE CHEVROLET

GRAY EPPERSON MAZDA

GREAT LAKES CHEVROLET BUICK

GREAT LAKES HYUNDAI, INC.

GREEN FORD, INC

GREENBRIER TRUCK CENTER, INC.

GREENE FORD COMPANY

GREENLIGHT MOTORS, LLC

GREENWAY FORD, INC

GREG SWEET CHEVY BUICK OLDS

GREG SWEET FORD INC

GRIFFIN FORD SALES, INC.

GROGANS TOWNE CHRYSLER

GROTE AUTOMOTIVE INC

GS AUTO BROKERS LLC

GULF ATLANTIC WHOLESALE INC

GULF COAST AUTO BROKERS, INC.

GUS MACHADO FORD, INC.

GWINNETT PLACE FORD

GWINNETT SUZUKI

DEALER NAME

H & H AUTO SALES

HAASZ AUTO MALL, LLC

HAIMS MOTORS II, INC.

HAIMS MOTORS INC

HALEY TOYOTA OF RICHMOND

HANSELMAN AUTO SALES INC.

HAPPY AUTO MART

HARBOR CITY AUTO SALES, INC.

HARDIE’S USED CARS, LLC

HARDIN COUNTY HONDA

HARDY CHEVROLET

HAROLD CHEVROLET BUICK, INC.

HARPER AUTO SALE, LLC

HARRELSON NISSA

HATCHER’S AUTO SALES

HATFIELD USED CAR CENTER

HAWKINS MOTOR SALES

HAWKINSON KIA

HAWLEY MOTOR SALES, INC

HAYDOCY PONTIAC-GMC TRUCK INC

HAYES AUTO SALES

HAYES CHRYSLER D/J OF

HEADQUARTER HONDA

HEATH MOTORSPORTS

HEATHS TOYS AUTO SALES

HENDRICK HONDA

HENDRICK HONDA

HENDRICK HONDA OF CHARLESTON

HENDRICK HYUNDAI

HENNESSY MAZDA PONTIAC

HENNESSY MAZDA PONTIAC GMC

HERB ADCOX CHEVROLET COMPANY

HERB KINMAN CHEVROLET, INC.

HERITAGE AUTO SALES, LLC

HIBDON MOTOR SALES

HICKORY HOLLOW CARNIVAL KIA

HIESTER PREOWNED CLEARANCE CTR

HIGHLINE IMPORTS, INC.

HIGHWAY MOTORS INC

HILL NISSAN INC

HILLMAN MOTORS, INC.

HOGSTEN AUTO WHOLESALE

HOLLAND ROAD AUTO SALES,INC.

HOLLER CHEVROLET

HOLLER HYUNDAI

HOLLYWOOD MOTOR CO #1

HOLLYWOOD MOTOR CO #3

HOMETOWN AUTO SALES

HOMETOWN AUTO, INC.

HONDA CARS OF BRADENTON

HONDA CARS OF ROCK HILL

HONDA MARYSVILLE

HONDA OF FORT MYERS

HONDA OF GAINESVILLE

DEALER NAME

HONDA OF MENTOR

HONDA OF OCALA

HONDA OF THE AVENUES

HONDA OF WESLEY CHAPEL

HONEST ENGINES

HOOVER CHRYSLER PLYMOUTH

DODGE

HOOVER MITSUBISHI CHARLESTON

HT MOTORS INC

HUBER AUTOMOTIVE

HUBERT VESTER CHEVROLET

HUBERT VESTER TOYOTA SCION

HUBLER CHEVROLET CADILLAC INC

HUBLER CHEVROLET INC

HUBLER NISSAN, INC.

HUDSON NISSAN

HUMMER OF CINCINNATI

HUSTON MOTORS INC.

HYMAN AUTO OUTLET, LLC

HYUNDIA OF GREER

HZF PLAINWELL

IAD AUTO INC

IMAGINE CARS

IMMACULATE AUTO

IMPORT AUTO BROKERS INC

IMPORT CARS R US

INDEPENDENCE AUTO SOLUTIONS LL

INDY’S UNLIMITED MOTORS

INFINITI OF BEDFORD

INFINITI OF FT. MEYERS

INFINITI OF UNION CITY

INTEGRITY AUTO CONSULTANTS LLC

INTEGRITY AUTO SALES, INC.

INTEGRITY MOTORS, INC

INTERNATIONAL MOTORS CO.

ISLAND MOTOR SALES

IVAN LEONARD CHEVROLET

IVORY CHEVROLET, LLC

J & A AUTO STYLE INC

J & C AUTO SALES

J & C AUTO SALES

J & J DREAM CARS INC

JACK DEMMER FORD, INC.

JACK MATIA CHEVROLET

JACK WILSON PONTIAC, GMC

JACKIE MURPHY’S USED CARS

JACKSON ACURA

JACKSONVILLE CHRYSLER

JADES AUTO SALE INC

JAKE SWEENEY CHEVROLET, INC

JAKMAX

JAMES O’NEAL CHRY-DODGE JEEP

JAMIE’S DISCOUNT AUTO SALES

JARRARD PRE-OWNED VEHICLES

JARRETT FORD HAINES CITY

DEALER NAME

JARRETT FORD MERCURY

JARRETT FORD OF PLANT CITY

JAY HONDA

JAY’S USED CARS, LLC.

JB’S AUTO SALES OF PASCO, INC.

JC AUTOMAX

JC LEWIS FORD, LLC

JEEPSTERS, LLC

JEFF SCHMITT AUTO GROUP

JEFF WYLER CHEVROLET, INC

JEFF WYLER HONDA OF FRANKFORT

JEFF WYLER SPRINGFIELD, INC

JEFFERSON CHEVROLET CO.

JEFFREYS AUTO EXCHANGE

JEFFS MOTORCARS, INC.

JENKINS HYUNDAI

JENKINS HYUNDAI OF BRADENTON

JENKINS HYUNDAI OF LEESBURG

JENKINS NISSAN, INC.

JENKINS PRE-OWNED AUTO SALES

JEREMY FRANKLINS SUZUKI OF KAN

JERRY ULM DODGE INC.

JERRY WILSON’S MOTOR CARS

JERRYS CHEVROLET

JIM BURKE NISSAN

JIM BUTLER SOUTH COUNTRY

JIM DOUGLAS SALES AND SERVICE

JIM KIRBY AUTOMOTIVE

JIM WHITE HONDA

JIM WOODS AUTOMOTIVE, INC.

JIMMIE VICKERS INC.

JIM’S AUTO SALES

JLP INVESTMENTS

JOE RICCI AUTOMOTIVE

JOEY D’S AUTO OUTLET

JOHN BLEAKLEY FORD

JOHN HIESTER CHEVROLET

JOHN HIESTER CHRYSLER DODGE

JOHN JENKINS, INC.

JOHN JONES CHEVY PONTIAC OLDS

JOHN M. LANCE FORD LLC

JOHNSON AUTOPLEX

JORDAN AUTO SALES INC

JORGENSEN FORD SALES

JOSEPH AUTO CENTER OF CINCINNA

JOSEPH CHEVROLET OLDSMOBILE CO

JOSEPH MOTORS

JOSEPH TOYOTA INC.

JPL AUTO EMPIRE

JULIANS AUTO SHOWCASE, INC.

JUPITER MOTORS GROUP, LLC

JUST WHEELS USED CARS INC

JUST-IN-TIME AUTO SALES INC

K & B FINANCIAL SERVICES INC

K & M SUZUKI

DEALER NAME

K ASANTE AUTO SALES

K B AUTO EMPORIUM

K J ENTERPRISES

K T AUTO SALES LLC

KACHAR’S USED CARS, INC.

KANSAS CITY MOTORS

KARL FLAMMER FORD

KARLEES AUTO INC

KARZ DIRECT

KEFFER HYUNDAI

KEFFER PRE-OWNED SOUTH

KEITH HAWTHORNE FORD OF

KEITH HAWTHORNE HYUNDAI

KEITH HAWTHORNE HYUNDAI, LLC

KEITH HAWTORNE FORD

KEITH PIERSON TOYOTA

KELLY & KELLY INVESTMENT CO IN

KELLY CADILLAC SAAB HUMMER GMC

KELLY FORD

KELLYS AUTO CARS

KENDALL AUTO SALES CORP

KENNYS AUTO SALES, INC

KEN’S AUTOS

KENS KARS

KERRY NISSAN, INC.

KEVINS CAR SALES

KEY CHRYLSER PLYMOUTH INC

KIA ATLANTA SOUTH

KIA AUTO SPORT

KIA OF ALLIANCE

KIA OF BEFORD

KIA OF CHATANOOGA

KIA OF CLEVELAND

KIA OF GREER

KIA OF LEESBURG

KIA OF NAPLES

KINGDOM CHEVROLET INC

KINGDOM MOTOR CARS

KINGS FORD, INC

KING’S NISSAN

KNE MOTORS, INC.

KNOX BUDGET CAR SALES & RENTAL

KOE-MAK CORP

KOL AUTO SALES, INC.

KOSMIC DEALMAKERS, LLC

KR MOTORS LLC

KUHN HONDA VOLKSWAGON

LA AUTO STAR, INC.

LAKE COUNTY AUTO SALES

LAKE KEOWEE CHRYSLER DODGE LLC

LAKE NISSAN SALES, INC.

LAKE NORMAN HYUNDAI

LAKE NORMAN INFINITI

LAKE PLACID MOTOR CAR, INC

DEALER NAME

LAKELAND CHRYSLER PLYMOUTH,INC

LAKESIDE AUTO SALES, INC.

LAKEWOOD AUTOSALES INC

LALLY ORANGE BUICK PONTIAC GMC

LAMAR COOKS AUTO CHOICE INC

LANDERS MCLARTY CHEVROLET

LANDERS MCLARTY SUBARU

LANDMARK CDJ OF MONROE, LLC

LANG CHEVROLET COMPANY

LANIGAN’S AUTO SALES

LARA AUTO SALES, INC.

LARRY HILL IMPORTS

LARRY JAY IMPORTS, INC

LARRY’S AUTO SALES

LARRY’S CAR CONNECTION

LARRY’S USED CARS

LCA AUTO WHOLESALES, LTD

LEADER FORD

LEBANON FORD LINCOLN

LEE KIA

LEE NISSAN

LEE’S AUTO SALES, INC

LEGACY NISSAN

LEGACY TOYOTA

LEHMAN TOYOTA

LEIKIN OLDSMOBILE INC

LEITH LINCOLN MERCURY

LEXUS OF FT. MYERS

LIBERTY AUTO OUTLET INC

LIBERTY FORD LINCOLN MERC INC

LIBERTY FORD SOLON, INC.

LIBERTY FORD SOUTHWEST, INC

LIBERTY PONTIAC GMC TRUCK, INC

LIBRA AUTO

LIGHTNING MOTORS LLC

LIMBAUGH TOYOTA, INC.

LIMESTONE AUTO SALES

LINDSAY ACURA

LIPTON TOYOTA

LMN AUTO INC

LOAN A-RANGER MOTORS INC

LOGANVILLE FORD

LOKEY NISSAN

LOMBARD AUTO EXCHANGE INC

LONDOFF JOHNNY CHEVROLET INC

LONGSTREET AUTO

LONGWOOD KIA MITSUBISHI

LOU BACHRODT CHEVROLET

LOU SOBH PONTIAC/BUICK/GMC

LOUDON MOTORS, INC

LOWERY BROS. OVERSTOCK LLC

LOWEST PRICE AUTO BROKERS INC

LOWEST PRICE TRANSPORTATION

LUXURY AUTO SALES LLC

DEALER NAME

LUXURY CARS & FINANCIAL, INC.

LUXURY IMPORTS AUTO SALES

LYNN LAYTON CADILLAC NISSAN IN

M & D AUTO SALES LLC

M & L IMPORTS INC

M & L MOTOR COMPANY, INC.

M & M AUTO GROUP INC

M & M AUTO WHOLESALERS, LLC

MACHADO AUTO SELL LLC

MACKENNEY AUTO SALES

MACLAY MOTORS

MACON DEALS INC

MAHER CHEVROLET INC

MAIN STREET MOTORCARS

MAJOR MOTORS SALES

MALCOLM CUNNINGHAM FORD

MALPASS AUTO SALES INC

MANNING MOTORS, INC.

MARANATHA CAR CO

MARCH MOTORS INC.

MARIETTA AUTO MALL CENTER

MARIETTA AUTO MART

MARK BRADLEY AUTO SALES

MARLOZ OF HIGH POINT

MARLOZ OF STATESVILLE

MAROONE CHEVROLET

MAROONE CHEVROLET

MAROONE CHEVROLET

MAROONE CHEVROLET OF

MAROONE FORD LLC

MAROONE FORD OF MARGATE

MAROONE HONDA OF HOLLYWOOD

MAROONE HONDA OF MIAMI

MARSHALL FORD

MARSHALL MOTORS OF FLORENCE

MARTY FELDMAN CHEVY

MASHBURN MOTORS

MASON CAR COMPANY

MASTER CAR INTERNATIONAL, INC

MATHEWS BUDGET AUTO CENTER

MATHEWS FORD INC.

MATHEWS FORD OREGON, INC

MATT CASTRUCCI

MATTHEWS MOTOR COMPANY

MATTHEWS MOTORS INC.

MATTHEWS-CURRIE FORD CO

MAVERICK MOTORS

MAXIMUM DEALS, INC.

MAZ AUTO INC

MAZDA SAAB OF BEDFORD

MAZDA WESTSIDE

MCCLUSKEY CHEVROLET, INC

MCELVEEN PONTIAC BUICK GMC

MCFARLAND CHEVROLET BUICK INC

DEALER NAME

MCGHEE AUTO SALES INC.

MCHUGH INC

MCJ AUTO SALES OF CENTRAL FLOR

MCKENNEY DODGE LLC

MCPHAILS AUTO SALES

MCQUISTON MOTORS

MCVAY MOTORS, INC.

MECHANICSVILLE HONDA

MECHANICSVILLE TOYOTA

MED TRANSIT AUTO

MEDINA AUTO BROKERS

MENTOR IMPORTS,INC.

MERCEDES BENZ OF SARASOTA

MEROLLIS CHEVROLET SALES

METRO HONDA

METRO USED CARS

METROLINA S & H AUTO SALES INC

MIAMI LAKES GMC BUICK PONTIAC

MICCO MOTORS

MICHAEL’S AUTO SALES CORP

MICHAEL’S MOTOR CO

MICHIGAN CAR & TRUCK, INC.

MID AMERICA AUTO GROUP

MID ATLANTIC AUTO SALES NETWOR

MID FLORIDA WHOLESALERS INC

MIDDLETON USED CARS

MIDDLETOWN FORD, INC

MIDFIELD MOTOR COMPANY, INC.

MID-LAKE MOTORS, INC.

MIDWEST AUTO GROUP LLC

MIDWESTERN AUTO SALES, INC.

MIKE BASS FORD

MIKE CASTRUCCI FORD OF ALEX

MIKE CASTRUCCI FORD SALES

MIKE ERDMAN TOYOTA

MIKE PRUITT HONDA, INC

MIKE SHAD FORD

MIKE SHAD NISSAN

MIKE THOMAS AUTO SALES

MIKE WILSON CHEVROLET

MIKE’S AUTO FINANCE

MIKES TRUCKS AND CARS

MILES AUTO CARE

MILESTONE MOTORS, L.L.C.

MILLENIUM AUTOMOTIVE GROUP

MILLENNIUM AUTOMOTIVE SALES &

MILTON DODGE CHRYSLER JEEP

MINIVAN SOURCE, INC.

MIRACLE AUTOMOTIVE GROUP

MIRACLE CHRYSLER DODGE JEEP

MISSION AUTOMOTIVE, LLC

MLM AUTOBROKERS LLC

MODERN CORP

MODERN NISSAN CONCORD LLC

DEALER NAME

MODERN TOYOTA

MONROE DODGE/CHRYSLER INC.

MONTEVALLO IMPORTS, LLC

MONTGOMERY MOTORS

MONTROSE FORD LINCOLN/MERCURY

MONTROSE TRI COUNTY KIA

MOODY MOTORS

MOORE NISSAN

MOORES AUTO CENTER INC

MOORING AUTOMOTIVE GROUP LLC

MORONI AUTO SALES INC

MORRIS MOTORS INC

MORSE OPERATIONS INC.

MOTOR CAR CONCEPTS II

MOTOR CARS HONDA

MOTOR NATION LLC

MOTORCARS TOYOTA

MOTORMAX OF GR

MOTORVATION, LLC

MR CAR LLC

MR CARS, INC.

MT CLEMENS AUTO CENTER

MULLINAX FORD OF PALM BEACH

MURPHY AUTO SALES

MURPHY MOTORS

MURRAY’S USED CARS

MUSIC TOWN MOTOR CARS III

MY AUTO IMPORT CENTER

N T I

NALLEY INFINITI

NAPELTON CHRYSLER JEEP DODGE

NAPLETON’S NORTH PALM AUTO PK

NAPLETON’S RIVER OAKS CHRYSLER

NATIONAL CAR MART, INC

NATIONAL MOTORS, INC.

NEIL HUFFMAN NISSAN

NELSON MAZDA

NELSON MAZDA RIVERGATE

NEW CARLISLE AUTOMOTIVE INC

NEW LIFE AUTO SALES

NEW WAY AUTOMOTIVE

NEWCOMBS SERVICE, INC

NEWTON’S AUTO SALES, INC.

NEX 2 NU-AUTO SALES INC

NEXT GENERATION MOTORS, INC.

NICHOLAS DATA

NICK MAYER LINCOLN MERCURY INC

NICKS AUTO MART

NICK’S AUTO SALES

NIMNICHT CHEVROLET

NIMNICHT PONTIAC

NISSAN OF SOUTH HOLLAND

NISSAN ON NICHOLASVILLE

NISSAN SOUTH

DEALER NAME

NORTH ATLANTA AUTO SUPERSTORE

NORTH BROTHERS FORD, INC

NORTH POINT CHRYSLER JEEP

NORTH TAMPA CHRYSLER JEEP DODG

NORTHGATE AUTO SALES

NORTHGATE FORD LINCOLN MERCURY

NORTHWOOD AUTO SALES LLC

NOURSE CHILLICOTHE

NOWHERE AUTOMOTIVE INC

NXT CARS

OAKES AUTO INC

OCEAN MAZDA

O’CONNOR AUTOMOTIVE, INC

O’DANIEL MOTOR SALES, INC.

ODELLS AUTO SALES INC

OFF LEASE ONLY

OHIO AUTO SALES

OK MOTORS LLC

OLD SOUTH SALES INC.

OLIVER C. JOSEPH, INC.

ON THE ROAD AGAIN, INC.

ON TRACK AUTO MALL, INC.

ONE SOURCE AUTOMOTIVE SOLUTION

ONEX MOTORS

ORANGE PARK DODGE

ORANGE PARK MITSUBISHI

ORLANDO AUTOS

ORLANDO HYUNDAI

OSCAR MOTORS CORPORATION

O’STEEN VOLVO VOLKSWAGON

OUTDOORS UNLIMITED

OUZTS MOTORS & USED CARS

OXMOOR FORD LINCOLN MERCURY

OXMOOR HYUNDAI

OXMOOR MAZDA

OXMOOR TOYOTA

OZONA MOTORCARS

P&L AUTO SALES

PALATKA FORD-MERCURY, INC.

PALM BAY MOTORS

PALM BEACH AUTO DIRECT

PALM BEACH TOYOTA

PALM CHEVROLET

PALM TREE AUTO SALES

PALMER HUFFMAN AUTO OUTLET

PALMETTO FORD

PALMETTO PREOWNED

PALMETTO WHOLESALE MOTORS

PANAMA CITY AUTOMOTIVE

PANHANDLE AUTOMOTIVE INC.

PARK AUTO MALL, INC

PARK PLAZA DODGE

PARKS CHEVROLET - GEO

PARKWAY FORD, INC.

DEALER NAME

PARKWAY MOTORS INC

PARS IMPORTS, INC

PATRICK O’BRIEN JR, CHEV. INC.

PATRIOT AUTOMOTIVE SALES &

PAUL MILLER FORD, INC.

PAUL’S TRADING STATION LLC

PAYDAY MOTOR SALES

PEARCE AUTO SALES, INC

PEARSON FORD, INC.

PEARSON IMPORTS, INC.

PEDIGO’S HEARTLAND CROSSING

PELHAM’S AUTO SALES

PERFORMANCE CHEVROLET SUBARU

PERSINGER AUTOMOTIVE

PETE MOORE CHEVROLET, INC

PETE MOORE IMPORTS, INC

PHILLIPS CHRYSLER-JEEP, INC

PIEDMONT AUTO SALES NETWORK

PIEMONTES DUNDEE CHEVROLET

PINE ISLAND AUTO SALES

PINEVILLE IMPORTS

PINNACLE AUTO HOLDINGS

PIRTLE & HOWERTON AUTOMOTIVE

PLAINFIELD AUTO SALES, INC.

PLANET AUTO

PLANET MOTORS

PLANT CITY AUTOMALL

PLATINUM MOTOR CARS

PLATTNER’S

PLAZA MOTORS, INC.

PLAZA PONTIAC BUICK GMC INC

PORT MOTORS

POTAMKINS PLANET DODGE CHRYSLE

POWER PONTIAC GMC OLDSMOBILE

POWERS SWAIN CHEVROLET INC

PREFERRED AUTO

PREMIER AUTO BROKERS, INC.

PREMIER DODGE CHRYSLER JEEP

PREMIER MOTORCAR GALLERY

PREMIERE CHEVROLET, INC.

PREMIUM AUTO SALES AND SERV

PREMIUM MOTORS LLC

PRESTIGE CARS INC

PRESTIGE LEASING AND SALES INC

PRESTON AUTO OUTLET

PRESTON HYUNDAI

PRICED RIGHT CARS, INC

PRIME MOTORS INC

PRIORITY HONDA HUNTERSVILLE

PRO CAR AUTO GROUP, INC

PRO CAR II

PRO MOTION CO INC

PROCAR

PROCTOR & PROCTOR

DEALER NAME

PROFESSIONAL AUTO SALES

PUGMIRE FORD LLC

PUGMIRE ISUZU

QUALITY BANK REPOS

QUALITY GENERAL AUTO SALES,INC

QUALITY IMPORTS

R & B CAR COMPANY

R & N AUTO SALES INC

R.H. CARS, INC.

R.K. CHEVROLET

RANDY MARION CHEVROLET PONTIAC

RANKL & RIES MOTORCARS, INC

RANSY WISE CHEVROLET BUICK

RAY PEARMAN LINCOLN MERCURY

RAY SKILLMAN CHEVROLET

RAY SKILLMAN EASTSIDE

RAY SKILLMAN FORD INC.

RAY SKILLMAN NORTHEAST BUICK G

RAY SKILLMAN OLDSMOBILE AND

RAY SKILLMAN WESTSIDE

RE BARBER FORD INC

RECKER AUTO SALES

RED HOAGLAND HYUNDAI, INC.

RED HOAGLAND PONTIAC GMC INC

REDMOND AUTOMOTIVE

REDSKIN AUTO SALES INC

REED LALLIER CHEVROLET

REEF AUTO GROUP

REEL’S AUTO SALES LLC

REGAL PONTIAC, INC.

REGISTER CHEVROLET & OLDS

RELIABLE TRUCK SALES

RELIABLE USED CARS

RICE TOYOTA

RICH MORTONS GLEN BURNIE

RICK CASE ATLANTA

RICK CASE MOTORS, INC.

RICK HANCOCK PRE-OWNED LLC

RICK HENDRICK CHEVROLET

RIDESMART AUTOMOTIVE GROUP

RIGHT CHOICE AUTOMOTIVE LLC

RIGHTWAY AUTOMOTIVE CREDIT

RIOS MOTORS

RITA CASE CARS INC

RIVER CITY AUTO CENTER

RIVERBEND FORD

RIVERCHASE KIA

RIVERGATE TOYOTA

RIVERSIDE MOTORS, INC

RIVERTOWN TOWN AUTO SALES INC

RIVIERA AUTO SALES SOUTH, INC.

ROBERT LEE AUTO SALES INC

ROBKE CHEVROLET COMPANY

ROCK BOTTOM AUTO SALES, INC.

DEALER NAME

ROCK CITY AUTO SALES

ROCK SOLID AUTOMOTIVE INC

ROD HATFIELD CHRYSLER DGE JEEP

ROGER DEAN CHEVROLET

ROGER WILLIAMS AUTO SALES

ROGERS AUTO GROUP

ROME AUTO BROKERS INC

RON BUTLER MOTORS, LLC

ROSE AUTOMOTIVE INC

ROSE CITY MOTORS

ROSE CITY MOTORS 2

ROSEVILLE CHRYSLER JEEP

ROSS’S AUTO SALES

ROUEN CHRYSLER DODGE JEEP INC

ROUEN MOTORWORKS LTD

ROUTE 4 AUTO STORE

ROWE AUTOMOTIVE LLC

ROY O’BRIEN, INC

ROYAL AUTO SALES

ROYAL OAK FORD SALES, INC.

ROYAL PALM TOYOTA

RP CUSTOME INC

RPM AUTO SALES LLC

RYAN’S AUTO SALES

S & S VENTURES OF SUNTREE LLC

S WILSON’S AUTO SALES

SABISTON MCCABE AUTO SOLUTIONS

SALTON MOTOR CARS INC

SAM GALLOWAY FORD INC.

SANDERSON AUTO SALES INC

SANSING CHEVROLET, INC

SANTOS AUTOMOTIVE LLC

SARASOTA FORD

SATURN OF GRAND RAPIDS

SATURN OF GREENSBORO

SATURN OF PORT RICHEY

SATURN OF ST PETE

SATURN OF WEST BROWARD

SAULS MOTOR COMPANY, INC.

SAV MOR AUTOS

SAVANNAH AUTO

SAVANNAH AUTOMOTIVE GROUP

SAVANNAH MOTORS

SAVANNAH SPORTS AND IMPORTS

SC AUTO SALES

SCARRITT MOTORS INC

SCHULTZ AUTO BROKERS

SCHUMACHER AUTOMOBILE, INC

SCHUMACHER MOTOR SALES

SCOTT EVANS CHRYSLER PLYMOUTH

SELECT IMPORTS

SELECTIVE AUTO & ACCESSORIES

SEMINOLE SUBARU INC.

SERPENTI CHEVROLET OF ORVILLE

DEALER NAME

SERPENTINI CHEVROLET OF

SERRA AUTOMOTIVE

SERRA TOYOTA, INC.

SEXTON AUTO SALES, INC

SHAMBURG AUTO SALES

SHAN AUTO SALES

SHARPNACK FORD

SHAWNEE MOTORS GROUP

SHEEHY FORD INC

SHELBY MOTORS LLC

SHELBYVILLE AUTO SALES LLC

SHERMAN DODGE

SHERWOOD AUTO & CAMPER SALES

SHULAK MOTORS LLC

SHUMAN MOTOR SALES INC

SHUTT ENTERPRISES

SIGNATURE FORD LINCOLN MERCURY

SIMS BUICK PONTIAC, LLC

SLONE AUTOMOTIVE ENTERPIRSE

SMITH FIELD AUTO CENTER LLC

SMITH MOTORS LLC

SONS HONDA

SOUTH 71 AUTO SALES

SOUTH ATLANTA INVESTMENTS INC

SOUTH I-75 CHRYSLER DODGE JEEP

SOUTH MOTOR COMPANY OF DADE

SOUTH OAK DODGE INC

SOUTHEAST JEEP EAGLE

SOUTHERN MOTOR COMPANY

SOUTHERN MOTORSPORTS

SOUTHERN STATES NISSAN, INC.

SOUTHERN TRUST AUTO SALES

SOUTHERN USED CARS

SOUTHFIELD JEEP-EAGLE, INC.

SOUTHGATE FORD

SOUTHLAND FORD INC

SOUTHPORT MOTORS

SOUTHTOWNE ISUZU

SOUTHWEST AUTO SALES

SPARKY AUTO SALES LLC

SPARTAN LINCOLN MERCURY

SPARTANBURG CHRYSLER JEEP INC

SPIRIT FORD INC

SPITZER DODGE

SPITZER KIA

SPITZER MOTOR CITY

SPORT MAZDA

SPORT MITSUBISHI

ST LOUIS CARS & CREDIT INC

STAN’S CAR SALES

STAR AUTO SALES

STARRS CARS AND TRUCKS, INC

STEARNS MOTORS OF NAPLES

STEPHEN A FINN AUTO BROKER

DEALER NAME

STEVE AUSTINS AUTO GROUP INC

STEVE CALDWELL AUTOMOTIVE LLC

STEVE MOORE CHEVROLET

STEVE RAYMAN CHEVROLET, LLC

STEWART AUTO GROUP OF

STEWART MOTORS

STIENER AUTOMOTIVE GROUP

STOKES AUTOMOTIVE INC

STOKES BROWN TOYOTA SCION

STOKES BROWN TOYOTA SCION

STOKES HONDA CARS OF BEAUFORT

STONE MOUNTAIN CHRYSLER JEEP

STONECREST TOYOTA

STOUT SALES

STRICKLAND AUTO SALES, INC.

STRIPLAND MOTOR COMPANY INC

STROM ALTMAN SUZUKI INC

STYKEMAIN CHEVROLET PONTIAC

SUBARU OF DAYTON

SUBARU OF JACKSONVILLE INC.

SUBARU SOUTH BLVD

SUBURBAN AUTO SALES

SUBURBAN CHRYSLER JEEP DODGE

SUBURBAN FORD OF STERLING

SUBURBAN MOTORS INC

SUBURBAN OF W. MICHIGAN

SULLIVAN BUICK GMC INC

SULLIVAN PONTIAC CADILLAC GMC

SUMITT PRE-OWNED OF DURHAM

SUMMERVILLE FORD MERCURY INC

SUMMIT PLACE KIA CANTON

SUMMIT PRE-OWNED OF RALEIGH

SUN HONDA

SUN TOYOTA

SUNBELT’S FORD TWON OF ALBANY

SUNCOAST CHRYSLER PLYMOUTH

SUNCOAST KIA

SUNNY FLORIDA MOTORS, INC.

SUNNYSIDE TOYOTA

SUNRISE AUTOMOTIVE

SUNSHINE AUTO BROKERS INC

SUNSTATE FORD

SUNTRUP NISSAN VOLKSWAGEN

SUPER TOYS

SUPERIOR ACURA

SUPERIOR AUTO SALES

SUPERIOR AUTOMOTIVE

SUPERIOR CHEVROLET

SUPERIOR HONDA

SUPERIOR MOTORS

SUPERIOR MOTORS NORTH

SUPERIOR PONTIAC BUICK GMC,INC

SUPERSTORE BUYHERE PAYHERE LLC

SUPRA ENTERPRISES

DEALER NAME

SUTHERLIN NISSAN

SUTHERLIN NISSAN MALL OF GA.

SUTHERLIN NISSAN OF FT. MYERS

SUZUKI OF GLENVIEW

SUZUKI OF NASHVILLE

SWEENEY BUICK PONTIAC GMC

SWEENEY CHEVROLET

SWEENEY CHRYSLER DODGE JEEP

SZOTT FORD

T & L AUTO SALES

TAG AUTO

TAMERON AUTOMOTIVE EASTERN

TAMERON AUTOMOTIVE GROUP

TAMI AUTO SALES INC

TAMIAMI FORD, INC.

TAMPA AUTO SOURCE INC

TAMPA BAY AUTO FINANCE

TAMPA BAY TRADING INC

TAMPA HONDALAND

TAPPER AUTO SALES

TATE DODGE CHRYSLER JEEP INC

TAYLOR AUTO SALES

TAYLOR AUTO SALES INC.

TAYLOR MORGAN INC

TAYLOR’S AUTO SALES

TEAM HONDA

TEAM NISSAN OF MARIETTA

TED’S AUTO SALES, INC.

TELEGRAPH CHRYSLER JEEP, INC.

TEMPEST MOTORS

TENNYSON CHEVROLET, INC.

TERRY CULLEN CHEVROLET

TERRY LEE HONDA

TERRY REID KIA

TERRY’S AUTO SALES, INC.

THE 3445 CAR STORE, INC.

THE AUTO GROUP LLC

THE CAR AND TRUCK STORE LLC

THE CAR CABANA OF

THE CAR COMPANY SUZUKI

THE CAR CONNECTION, INC.

THE CAR MAN LLC

THE CAR SHACK

THE CAR SHOPPE LLC

THE CAR STORE

THE CAR STORE INC.

THE CARSMART GROUP LLC

THE KIA STORE

THE LUXURY AUTOHAUS INC.

THE MINIVAN PLACE

THE PEOPLES PUBLIC AUTO AUCTIO

THE TRUCK FARM OF EASLEY

THOMAS & SON INC.

THOMAS AUTO MART, INC.

DEALER NAME

THOMAS CHEVROLET BUICK PONTIAC

THOMAS MOTORS OF ILLINOIS INC

THOMASVILLE TOYOTA

THOMPSON AUTO CENTER LLC

THOMPSON AUTOMOTIVE, INC.

THORNTON CHEVROLET, INC

THORNTON ROAD HYUNDAI

THRIFTY CAR SALES

THURSTON FLEET SALES

TIFFIN FORD LINCOLN MERCURY

TIM LALLY CHEVROLET, INC

TIM MARBURGER DODGE CHRYSLER

TNT CHRYSLER DODGE JEEP

TNT USED AUTO SALES, INC.

TOM BUSH AUTO PLEX

TOM HOLZER FORD

TOM KELLEY BUICK GMC PONTIAC

TOM SMITH TRADE IN LIQUIDATION

TOM WOOD FORD

TOM WOOD TOYOTA, INC.

TOMLINSON MOTOR COMPANY OF

TONY BETTEN & SONS FORD

TONY ON WHEELS, INC.

TOP NOTCH AUTO BROKERS

TOTH BUICK

TOWN & COUNTRY AUTO & TRUCK

TOWN & COUNTRY AUTO SALES, LLC

TOWN & COUNTRY DODGE, INC

TOWN & COUNTRY FORD, INC.

TOWN & COUNTRY SELECT

TOWN CENTER KIA

TOWN CENTER NISSAN

TOWNE EAST AUTO

TOWNSEND IMPORTS

TOYOTA OF ALBANY

TOYOTA OF BEDFORD

TOYOTA OF CINCINNATI CO, INC.

TOYOTA OF EASLEY

TOYOTA OF GREER

TOYOTA OF HOLLYWOOD

TOYOTA OF LOUISVILLE, INC.

TOYOTA OF MCDONOUGH

TOYOTA OF WINTER HAVEN

TOYOTA WEST/SCION WEST

TRADEWINDS MOTOR CENTER

TRI COUNTY CHEVROLET & OLDS-

TRIANGLE IMPORTS SALES AND

TRI-CITY MOTORS INC #2

TRI-COUNTY CHRYSLER PRODUCTS

TRI-COUNTY MOTORS

TRINITY AUTOMOTIVE

TRL MOTORS

TROPICAL AUTO SALES

TROPICAL FORD

DEALER NAME

TROY FORD INC

TRU AUTO BROKERS INC

TRUCK TOWN INC

TRUSSVILLE MOTORS

TRYON AUTO MALL

TWO RIVERS USED CAR STORE

TYRONE SQUARE MAZDA

U RIDE AUTO SALES

ULTIMATE IMAGE AUTO, INC

UNDERWOOD MOTORS INC

UNION CITY NISSAN

UNITED AUTO BROKERS

UNITED SALES AND LEASING, INC

UNIVERSAL AUTO SALES OF PLANT

UNIVERSAL CHEVROLET CO

UNIVERSITY AUTO & TRUCK

UNIVERSITY CHEVROLET, INC

UNIVERSITY HYUNDAI OF DECATUR

UNIVERSITY MOTORS

URBAN AUTO SALES, LLC

US 1 CHRYSLER DODGE JEEP

US AUTOS, INC.

US MOTORS

USA AUTO & LENDING INC

USA MOTORCARS

USED CAR FACTORY INC

USED CAR SUPERMARKET

V AND E ENTERPRISES

VA BEACH AUTO SHOWCASE, INC.

VADEN NISSAN, INC.

VAL WARD CADILLAC, INC.

VAN PAEMEL SALES

VANN YORK NISSAN, INC.

VANN YORK PONTIAC BUICK GMC

VANN YORK PONTIAC, INC.

VARSITY LINCOLN MERCURY

VEHICLES 4 SALES, INC.

VELOCITY MOTORS INC

VETERANS FORD

VIC BAILEY HONDA, INC.

VIC BAILEY LINCOLN MERCURY

VIC BAILEY VOLKSWAGEN MAZDA

VIC OSMAN LINCOLN MERCURY, INC

VICTORIA MOTORS, LLC

VICTORY CHEVROLET LLC

VICTORY NISSAN

VILLAGE AUTO OUTLET INC

VILLAGE FORD INC

VIN DEVERS, INC

VINCE WHIBBS PONTIAC-GMC

VOGUE MOTOR CO INC

VOLKSWAGON OF NEW PORT RICHEY

VOLVO OF MELBOURNE

VOLVO OF TAMPA

DEALER NAME

VOLVO SALES & SERVICE CENTER I

VORDERMAN MOTOR WERKS INC

VW OF ORANGE PARK

W.P.B. AUTOMART/KIA

WADE FORD INC

WADE RAULERSON BUICK GMC

WADE RAULERSON HONDA

WALDORF FORD, INC.

WALKER AUTO SALES

WALKER FORD CO., INC.

WALLACE MAZDA

WALSH AUTO BODY, INC

WARD AUTO SALES

WAYLAND MOTOR SALES

WAYNE AUTO WORLD, INC

WAYNESVILLE AUTO MART

WEINLE AUTO SALES

WESH INC

WEST AUTO SALES LLC

WEST COAST CAR & TRUCK SALES

WEST END AUTO SALES & SERVICE

WEST SIDE TOYOTA

WESTLAND MOTORS RCP, INC.

WESTVIEW MOTORS, INC.

WHEEL N DEALIN

WHEELS & DEALS AUTO SALES

WHEELS MOTOR SALES

WHITE ALLEN CHEVROLET SUBARU

WHITE ALLEN HONDA

WHITEWATER MOTOR COMPANY INC

WHITTEN AUTO CENTER

WHOLESALE DIRECT

WHOLESALE, INC

WILLETT HONDA SOUTH

WILLIAMSBURG CHRY JEEP

WILLS MOTOR SALES

WILMINGTON AUTO CENTER

WILMINGTON MOTORS INC

WINTER HAVEN CHRYSLER PLYMOUTH

WINTER PARK AUTO MALL CORP

WOODBRIDGE MOTORS, INC.

WOODY SANDER FORD, INC.

WORLD AUTO

WORLD AUTO NET INC

WORLD CAR CENTER & FINANCING

WORLD FORD STONE MOUNTAIN

WORLEY AUTO SALES

WOW CAR COMPANY

WYRICK AUTO SALES

XL1 MOTORSPORTS, INC

XPERT AUTO

X-TREME AUTO CENTER LLC

YADKIN ROAD AUTO MART

YARK AUTOMOTIVE GROUP, INC

DEALER NAME

YERBY BAUER AUTO SALES

YERTON LEASING & AUTO SALES

YES U CAN USED AUTO SALES INC

YOU SELECT AUTO SALES

YOUR DEAL AUTOMOTIVE

ZEIGLER CHRYSLER DODGE JEEP

ZOOM HOLDING GROUP LLC